UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2025

TransMontaigne Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303)626-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 4 to Credit Agreement

On February 5, 2025, TransMontaigne Partners LLC (the “Company”), as parent guarantor, and TransMontaigne Operating Company L.P., a Delaware limited partnership and wholly owned subsidiary of the Company (“OpCo”), entered into an Amendment No. 4 (the “Amendment”) to its existing Credit Agreement dated as of November 17, 2021 among the Company, OpCo, Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, which provides for, among other things, (i) the extension of the maturity date with respect to the revolving facility (the “Extension”) and (ii) the reduction of the applicable margin of the revolving loans under the credit facility (the “Repricing”). After giving effect to the Extension and Repricing, (i) the maturity date of the revolving facility shall be the earlier of (x) August 31, 2029 and (y) to the extent that any Tranche B term loans under the credit facility remain outstanding, the date that is ninety-one (91) days prior to the maturity date of such Tranche B term loans under the credit facility (taking into account any extensions or refinancings thereof) and (ii) revolving loans under the credit facility accrue interest at a per annum rate equal to, at OpCo’s election, either a term SOFR rate plus an applicable margin of 3.00% or an alternate base rate plus an applicable margin of 2.00%. The other terms and conditions of the credit facility, as amended by the Amendment, remain unchanged.

The foregoing description of the Amendment is a summary, and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 4 dated as of February 5, 2025 by and among TransMontaigne Partners LLC, TransMontaigne Operating Company L.P., the subsidiary guarantors party thereto, the lenders party thereto and Barclays Bank PLC, as administrative agent

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 10.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS LLC

By:	/s/ Matthew White
Name:	Matthew White
Title:	Executive Vice President, Secretary & General Counsel

Date: February 6, 2025